UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 9, 2006

GenTek Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14789	02-0505547
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

90 East Halsey Road, Parsippany, New Jersey		07054
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	973-515-0900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 9, 2006, the Board of Directors of GenTek Inc. (the "Company") unanimously elected Richard A. Rubin a Director of the Company, effective immediately. Mr. Rubin is the Founder and has been the Managing Member of Hawkeye Capital Management LLC., a provider of investment management services, since November 1999. The Board has not yet determined which Board committee or committees Mr. Rubin will join.

On May 9, 2006, Dugald K. Campbell resigned his position as a Director of the Company for personal reasons and did not stand for re-election to the Board at the Company's Annual Meeting of stockholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GenTek Inc.

May 11, 2006	By:	James Imbriaco

Name: James Imbriaco
Title: Vice President General Counsel & Secretary